Exhibit 99.1

BEN Reports Fourth Quarter and Full Year 2024 Financial Results

WILMINGTON, Del., March 27, 2025 – Brand Engagement Network Inc. (BEN) (NASDAQ: BNAI), an innovator in AI-driven customer engagement solutions, today announced its financial results and key business highlights for the fourth quarter and full year ended December 31, 2024.

“2024 was a defining year for BEN, as we accelerated our expansion in key sectors like automotive, media, and healthcare. In Q4, we successfully integrated our AI-powered solutions with Cox Automotive’s Dealer.com and formed strategic partnerships in Mexico and Europe, further strengthening our global presence,” said Paul Chang, CEO of Brand Engagement Network. “BEN’s innovation enables businesses to adopt safe, secure, turn-key AI solutions to drive efficiency in many aspects of operations in a scalable, cost-effective manner. As we look forward to 2025, we’re excited to build on our recent momentum, refine our solutions in high-growth sectors, and further expand our AI capabilities to meet market demands.”

Q4 2024 Key Business Highlights:

●	Walid Khiari Appointed CFO and COO: Walid Khiari, with over 20 years of experience in finance and 15 years as a technology investment banker advising software companies, will lead BEN’s next phase of innovation and global expansion.

●	Cataneo Acquisition: BEN has agreed to acquire 100% of Cataneo GmbH for $19.5 million in cash and stock to expand its global media reach and strengthen its AI-driven advertising capabilities. The transaction is subject to securing financing and obtaining customary regulatory approvals and guarantees by certain BEN shareholders. Closing is currently targeted for Q2 2025.

●	AI-Driven Radio Advertising with Vybroo & Grupo Siete: BEN and Cataneo GmbH partnered with Vybroo and Grupo Siete on a pilot program to modernize radio advertising in Mexico by streamlining ad placement and optimizing campaign performance.

●	Cox Automotive Partnership: BEN successfully integrated its Digital AI Assistant with Cox Automotive’s Dealer.com, enhancing customer engagement and dealership operations through personalized, multimodal experiences.

●	CareHub: BEN signed an agreement with CareHub to deploy GenAI Agents to assist nurse care managers with Remote Patient Monitoring to deliver improved patient outcomes specifically for Chronic Care Management.

Conference Call and Webcast Information

The Company will host a conference call and webcast today, Thursday, March 27, 2025, at 5:00 p.m. ET. CEO Paul Chang and CFO and COO Walid Khiari will lead the call and provide an overview of the company’s financial performance, key business highlights, and strategic outlook.

Participants can register here to access the live webcast of the conference call. Those who prefer to join the call via phone can register using this link to receive a dial-in number and unique PIN.

The webcast will be archived for one year following the conference call and can be accessed on BEN’s investor relations website at https://investors.beninc.ai/.

About Brand Engagement Network (BEN)

Brand Engagement Network Inc. (NASDAQ: BNAI) innovates in AI-powered customer engagement, delivering safe, intelligent, and scalable solutions. Its proprietary Engagement Language Model (ELM™) and Retrieval-Augmented Generation (RAG) architecture enable highly personalized interactions supported by customers’ curated data in closed-loop environments. BEN develops AI-driven engagement solutions for the life sciences, automotive, and retail industries, featuring AI-powered avatars for outbound campaigns, inbound customer service, and real-time recommendations. With a global AI research and development team, BEN provides secure cloud-based or on-premises deployments, granting complete control of the technology stack and ensuring compliance with GDPR, CCPA, HIPAA, and SOC 2 Type 1 standards. The company holds 21 patents, with 28 pending, demonstrating its commitment to advancing AI-driven consumer engagement. For more information, visit www.beninc.ai.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, and involve risks and uncertainties that could cause actual results of BEN to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” or “would,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BEN’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: uncertainties as to the timing of the acquisition with Cataneo Gmbh (the “Acquisition”); the risk that the Acquisition may not be completed on the anticipated terms in a timely manner or at all; (the failure to satisfy any of the conditions to the consummation of the Acquisition, including the ability to obtain financing to fund the Acquisition on terms that are acceptable or at all; the possibility that any or all of the various conditions to the consummation of the Acquisition may not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the effect of the announcement or pendency of the transactions contemplated by the purchase agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; risks related to diverting management’s attention from the Company’s ongoing business operations; uncertainty as to the timing of completion of the Acquisition; risks that the benefits of the Acquisition are not realized when and as expected; risks relating to the uncertainty of the projected financial information with respect to BEN; uncertainty regarding and the failure to realize the anticipated benefits from future production-ready deployments; the attraction and retention of qualified directors, officers, employees and key personnel; our ability to grow our customer base; BEN’s history of operating losses; BEN’s need for additional capital to support its present business plan and anticipated growth; technological changes in BEN’s market; the value and enforceability of BEN’s intellectual property protections; BEN’s ability to protect its intellectual property; BEN’s material weaknesses in financial reporting; BEN’s ability to navigate complex regulatory requirements; the ability to maintain the listing of BEN’s securities on a national securities exchange; the ability to implement business plans, forecasts, and other expectations; the effects of competition on BEN’s business; and the risks of operating and effectively managing growth in evolving and uncertain macroeconomic conditions, such as high inflation and recessionary environments. The foregoing list of factors is not exhaustive.

BEN cautions that the foregoing list of factors is not exclusive. BEN cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. BEN does not undertake nor does it accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and it does not intend to do so unless required by applicable law. Further information about factors that could materially affect BEN, including its results of operations and financial condition, is set forth under “Risk Factors” in BEN’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q subsequently filed with the Securities and Exchange Commission.

Media Contact

Amy Rouyer

P: 503-367-7596

E: amy@beninc.ai

Investor Relations

Susan Xu

P: 778-323-0959

E: sxu@allianceadvisors.com